EXHIBIT 99.6

WaMu Capital Corp.
July Position External reports
15 Year Jumbo Alt A
46 records
Balance: 25,342,504

Selection Criteria: 15 Year Jumbo Alt A
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  Documentation
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 46
Total Balance: 25,342,503.57
Weighted Average Note Rate: 5.659
Non-Zero Weighted Average Original LTV: 63.70
Calif %: 45.29
Non-Zero Weighted Average FICO: 733
Stated Original WAM: 180
Stated Current WAM: 178.60

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
5.250	5.000	5	2,719,051.23
5.375	5.125	3	2,045,841.33
5.380	5.130	1	900,000.00
5.500	5.250	10	5,589,670.40
5.625	5.375	6	3,642,958.64
5.750	5.500	8	3,712,820.11
5.875	5.625	6	2,926,057.79
6.000	5.750	1	496,129.85
6.125	5.875	3	1,584,783.38
6.250	6.000	2	1,228,190.84
6.375	6.125	1	497,000.00
Total:	5.409	46	25,342,503.57

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
5.001 - 5.250	5	2,719,051.23	10.73	5.250	180	735	66	543,810.25
5.251 - 5.500	14	8,535,511.73	33.68	5.457	180	744	61	609,679.41
5.501 - 5.750	14	7,355,778.75	29.03	5.688	180	731	65	525,412.77
5.751 - 6.000	7	3,422,187.64	13.50	5.893	180	711	59	488,883.95
6.001 - 6.250	5	2,812,974.22	11.10	6.180	180	729	69	562,594.84
6.251 - 6.500	1	497,000.00	1.96	6.375	180	749	80	497,000.00
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	6	2,342,000.00	9.20	5.642	180	721	72	390,333.33
400,000.01 - 450,000.00	10	4,266,650.00	16.76	5.586	180	727	72	426,665.00
450,000.01 - 500,000.00	11	5,364,540.00	21.10	5.866	180	740	63	487,685.45
500,000.01 - 550,000.00	2	1,079,000.00	4.25	5.688	180	765	58	539,500.00
550,000.01 - 600,000.00	5	2,975,400.00	11.64	5.772	180	732	69	595,080.00
600,000.01 - 650,000.00	6	3,838,750.00	15.11	5.542	180	735	69	639,791.67
650,000.01 - 700,000.00	1	700,000.00	2.76	5.500	180	716	58	700,000.00
750,000.01 - 800,000.00	1	800,000.00	3.16	5.875	180	720	37	800,000.00
850,000.01 - 900,000.00	1	900,000.00	3.55	5.380	180	776	30	900,000.00
950,000.01 - 1,000,000.00	2	1,999,999.00	7.86	5.438	180	743	55	999,999.50
1,150,000.01 - 1,200,000.00	1	1,200,000.00	4.60	5.625	180	684	56	1,200,000.00
Total:	46	25,466,339.00	100.00	5.659	180	733	64	553,616.07

Min: 360,000.00
Max: 1,200,000.00
Avg: 553,616.07
Total: 25,466,339.00

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
350,000.01 - 400,000.00	6	2,332,243.72	9.20	5.642	180	721	72	388,707.29
400,000.01 - 450,000.00	11	4,696,467.06	18.53	5.613	180	723	72	426,951.55
450,000.01 - 500,000.00	10	4,898,290.87	19.33	5.865	180	745	62	489,829.09
500,000.01 - 550,000.00	2	1,077,085.73	4.25	5.688	180	765	58	538,542.87
550,000.01 - 600,000.00	5	2,950,742.24	11.64	5.772	180	732	69	590,148.45
600,000.01 - 650,000.00	6	3,829,389.50	15.11	5.542	180	735	69	638,231.58
650,000.01 - 700,000.00	1	700,000.00	2.76	5.500	180	716	58	700,000.00
750,000.01 - 800,000.00	1	800,000.00	3.16	5.875	180	720	37	800,000.00
850,000.01 - 900,000.00	1	900,000.00	3.55	5.380	180	776	30	900,000.00
950,000.01 - 1,000,000.00	2	1,992,786.01	7.86	5.438	180	743	55	996,393.01
1,150,000.01 - 1,200,000.00	1	1,165,498.44	4.60	5.625	180	684	56	1,165,498.44
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

Min: 360,000.00
Max: 1,200,000.00
Avg: 553,616.07
Total: 25,466,339.00

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	15	9,907,109.07	39.09	5.602	180	740	49	660,473.94
60.01 - 70.00	11	5,856,342.45	23.11	5.741	180	730	65	532,394.77
70.01 - 75.00	5	2,560,975.83	10.11	5.563	180	748	74	512,195.17
75.01 - 80.00	15	7,018,076.22	27.69	5.706	180	720	80	467,871.75
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	5	3,143,729.62	12.40	5.644	180	733	59	628,745.92
PUD	10	4,959,025.70	19.57	5.633	180	736	64	495,902.57
Single Family Residence	30	16,658,307.41	65.73	5.649	180	731	64	555,276.91
Two Family	1	581,440.84	2.29	6.250	180	769	70	581,440.84
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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9. State

State	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
CA	22	11,476,652.94	45.29	5.655	180	742	65	521,666.04
FL	4	2,373,331.59	9.37	5.755	180	763	49	593,332.90
NY	3	1,575,086.28	6.22	5.935	180	740	75	525,028.76
VA	3	1,653,547.76	6.52	5.297	180	722	75	551,182.59
NJ	2	1,500,000.00	5.92	5.678	180	735	41	750,000.00
NV	2	1,068,850.59	4.22	5.730	180	691	80	534,425.30
ID	1	1,165,498.44	4.60	5.625	180	684	56	1,165,498.44
IL	1	497,000.00	1.96	6.375	180	749	80	497,000.00
KY	1	496,129.85	1.96	6.000	180	676	59	496,129.85
MA	1	650,000.00	2.56	5.250	180	726	55	650,000.00
Other	6	2,886,406.12	11.39	5.541	180	719	68	481,067.69
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
180	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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11. Documentation

Documentation	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	6	2,910,555.81	11.48	5.704	180	737	65	485,092.64
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	2	996,000.00	3.93	5.401	180	737	76	498,000.00
Full Doc	6	4,076,299.86	16.08	5.476	180	743	57	679,383.31
No Employment/Income Verification	8	4,988,942.35	19.69	5.672	180	728	54	623,617.79
Verbal Verification of Employment	24	12,370,705.55	48.81	5.725	180	730	68	515,446.06
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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12. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
660 - 679	6	2,658,824.64	10.49	5.879	180	672	65	443,137.44
680 - 699	7	4,788,894.13	18.90	5.577	180	689	66	684,127.73
700 - 719	6	2,941,057.13	11.61	5.484	180	710	69	490,176.19
720 - 739	6	3,276,795.86	12.93	5.810	180	725	63	546,132.64
740 - 759	6	3,318,460.82	13.09	5.809	180	750	69	553,076.80
760 - 779	6	3,582,271.20	14.14	5.633	180	768	58	597,045.20
780 - 799	6	3,237,386.71	12.77	5.499	180	789	56	539,564.45
800 - 820	3	1,538,813.08	6.07	5.622	180	801	62	512,937.69
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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13. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	15	8,616,730.31	34.00	5.592	180	748	62	574,448.69
Refi - Cash Out	18	10,294,511.65	40.62	5.715	180	720	64	571,917.31
Refi - Rate Term	13	6,431,261.61	25.38	5.659	180	734	66	494,712.43
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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14. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	5	3,126,399.05	12.34	5.555	180	737	59	625,279.81
Owner Occupied	39	21,166,104.52	83.52	5.682	180	730	65	542,720.63
Second Home	2	1,050,000.00	4.14	5.500	180	773	59	525,000.00
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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15. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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16. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	42	22,479,941.07	88.70	5.661	180	736	63	535,236.69
36	4	2,862,562.50	11.30	5.644	180	714	67	715,640.63
Total:	46	25,342,503.57	100.00	5.659	180	733	64	550,923.99

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\July Posiiton\July Position, 6-21-05.cas
Jun 22, 2005 08:50